Exhibit 10.1
First Amendment to
Credit Agreement

This First Amendment to Credit Agreement (this “Amendment”) is dated as of September 20, 2011 by and among Alliance Data Systems Corporation (the “Borrower”), the Guarantors party hereto, the Banks party hereto, SunTrust Bank and Bank of Montreal, as Co-Administrative Agents, and Bank of Montreal, as Administrative Agent and Letter of Credit Issuer.

w i t n e s s e t h:

Whereas, the Borrower, the Guarantors, the Banks, and the Administrative Agent have heretofore executed and delivered a Credit Agreement dated as of May 24, 2011 (the “Credit Agreement”; terms defined therein being used herein as so defined unless otherwise defined herein); and

Whereas, the Borrower, the Guarantors, the Banks and the Administrative Agent desire to amend certain provisions of the Credit Agreement as set forth herein;

Now, Therefore, for good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Guarantors, the Banks and the Administrative Agent hereby agree as follows:

Article I
Amendments

1.1.Section 1.1 of the Credit Agreement is hereby amended by inserting the new defined terms “Incremental Amendment” and “Incremental Term Loan” in proper alphabetical order as follows:

“Incremental Amendment” has the meaning set forth in Section 2.16(c).

“Incremental Term Loan” has the meaning set forth in Section 2.16(a).

1.2Section 2.1(a) of the Credit Agreement is hereby amended by deleting the penultimate sentence thereof and inserting in its place the following:

Revolving Loans shall either be Base Rate Loans, Euro-Dollar Loans or Euro-Canadian Dollar Loans, or, to the extent all Banks with a Revolving Credit Commitment are able to fund such Revolving Loans, Canadian Base Rate Loans.

1.3Section 2.16 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

Section 2.16. Increase in Commitments. (a) The Borrower, on behalf of the Borrower and Guarantors, may, on any Business Day after the date hereof, increase the aggregate amount of the Revolving Credit Commitments and/or outstanding Term Loans and/or create one or more additional tranches of term loans (each additional tranche of term loans, an “Incremental Term Loan”); provided, however, that (i) any Commitment Amount Increase or Incremental Term Loan that results in the sum of the aggregate Revolving Credit Commitments plus the aggregate original principal amount of the Term Loans and Incremental Term Loans to be in excess of $2,500,000,000 will require the approval of the Required Banks, (ii) any Commitment Amount Increase or issuance of Incremental Term Loans shall be in an amount not less than $50,000,000, (iii) no Default shall have occurred and be continuing at the time of the request or  the effective date of the Commitment Amount Increase or issuance of Incremental Term Loans or will result therefrom, (iv) all representations and warranties contained in Article 4 hereof shall be true and correct in all material respects at the time of such request and on the effective date of such Commitment Amount Increase or issuance of Incremental Term Loans (other than representations and warranties that relate to a specific date, which shall be true and correct in all material respects as of such date), (v) prior to approaching an additional Bank, the Borrower shall have offered to the existing Banks the opportunity to increase their respective Revolving Credit Commitments and/or outstanding Term Loans, as applicable and (vi) the Administrative Agent and, in the case of an increase in the Revolving Credit Commitment, each Letter of Credit Issuer and the Swing Line Lender, shall have provided their written consent (which consents shall not be unreasonably withheld).

(b)In order to request an increase in the Revolving Credit Commitments and/or outstanding Term Loans, the Borrower shall deliver a Commitment Amount Increase Request to the Administrative Agent and the Co-Administrative Agents at least five (5) Business Days (or such shorter period of time agreed by the Administrative Agent) prior to the desired effective date of such increase (the “Commitment Amount Increase”) identifying an additional Bank(s) (or additional Revolving Credit Commitments and/or Term Loans for existing Bank(s)) and the amount of its Revolving Credit Commitment and/or Term Loans (or additional amount of its Revolving Credit Commitment(s) and/or Term Loans).  The Borrower, the Administrative Agent, and each Bank and/or new Bank advancing an additional Term Loan shall agree in the relevant Commitment Amount Increase Request as to the amortization schedule of such additional Term Loan; provided that (i) such additional Term Loans shall have a weighted average life to maturity no lower than the remaining weighted average life to maturity of the outstanding Term Loans and (ii) no such amortization schedule shall have the effect of reducing the amortization payments scheduled to be made to the Banks that are not increasing their Term Loans.  Upon the effectiveness thereof, the new Bank(s) (or, if applicable, existing Bank(s)) (i) shall advance Loans in an amount sufficient such that after giving effect to its Loans each Bank shall have outstanding its respective Percentage of all Loans of the relevant Credit and (ii) in the case of the Revolving Credit, shall acquire its Revolver Percentage of all participations in Letter of Credit Outstandings and Swing Loans.  It shall be a condition to such effectiveness that (i) no Euro-Dollar Loans or Euro-Canadian Dollar Loans be outstanding on the date of such effectiveness and (ii) if such Commitment Amount Increase is to the Revolving Credit Commitments, the Borrower shall not have terminated any portion of the Revolving Credit Commitments pursuant to Section 2.8 hereof.  The Borrower and each Guarantor agree to deliver to the Administrative Agent such corporate due diligence documents as the Administrative Agent shall reasonably request in connection with any Commitment Amount Increase.  Promptly upon the effectiveness of any Commitment Amount Increase, the Borrower, if requested by any new Bank, shall execute and deliver new Notes to each requesting Bank.  The effective date of any Commitment Amount Increase shall be agreed upon by the Borrower and the Administrative Agent.

(c)(A) The Incremental Term Loans (i) may be unsecured or may be secured by liens on any or all assets of the Borrower and the Guarantors, as determined by the Borrower and the lenders of the Incremental Term Loans (and if so secured, the Term Loans and Revolving Loans shall be secured equally and ratably by liens on the same assets; provided that, to the extent the Incremental Term Loans (and any replacement financing) are paid and satisfied in full, or any liens granted to secure the Incremental Term Loans (and any replacement financing) are released, the ratable liens granted to secure the Term Loans and Revolving Loans shall, so long as no Default or Event of Default exists, upon the Borrower’s written request, also be released), (ii) shall rank pari passu in right of payment and of security with the Term Loans and Revolving Loans and shall have the same guarantors as the Term Loans and the Revolving Loans, (iii) shall not mature earlier than the Maturity Date, (iv) shall not have a lower weighted average life to maturity than the remaining weighted average life to maturity of the outstanding Term Loans, (v) shall have an amortization schedule (subject to clause (iv)), provisions relating to optional and, to the extent applied pro rata to the Term Loans and the Incremental Term Loans, mandatory prepayments (including mandatory repurchase offers), and a Base Rate Margin, a Eurodollar Margin, rate floors, fees, premiums, funding discounts and other pricing terms (including a “MFN clause” allowing for repricing upon incurrence of subsequent Incremental Term Loans)

for the Incremental Term Loans as determined by the Borrower and the lenders of the Incremental Term Loans, and (vi) may not otherwise have terms and conditions different from those of the Term Loans and Revolving Loans.  (B) Commitments in respect of Incremental Term Loans shall become Commitments under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Credit Documents, executed by the Borrower, each Guarantor, each Bank agreeing to provide such Commitment, if any, each new Bank, if any, the Co-Administrative Agents and the Administrative Agent.  The Incremental Amendment shall not, except as specified in the preceding sentence, require the consent of any Bank, and may effect such amendments to this Agreement and the other Credit Documents as may be necessary, in the reasonable opinion of the Co-Administrative Agents, the Administrative Agent and the Borrower, to effect the provisions of this Section.  The Banks hereby authorize the Co-Administrative Agents and the Administrative Agent to execute such other documents, instruments and agreements, including security agreements, as may be necessary in the reasonable opinion of either Co-Administrative Agent to give effect to the Incremental Amendment.  The effectiveness of any Incremental Amendment shall be subject to the satisfaction on the date thereof of such conditions as the parties thereto shall agree.  The Borrower will use the proceeds of each Incremental Term Loan for any purpose permitted by Section 5.8.

(d)The Borrower agrees to pay any reasonable out-of-pocket expenses of the Administrative Agent relating to any Commitment Amount Increase and any Incremental Amendment.  Notwithstanding anything herein to the contrary, no Bank shall have any obligation to increase its Revolving Credit Commitment or advance additional Term Loans or Incremental Term Loans and no Bank’s Revolving Credit Commitment shall be increased without its consent thereto, and each Bank may at its option, unconditionally and without cause, decline to increase its Revolving Credit Commitment or advance additional Term Loans or Incremental Term Loans.

Article II
Conditions Precedent

2.1Article I of this Amendment shall become effective upon satisfaction of the following conditions precedents:

(a)the Administrative Agent shall have received counterparts hereof executed by the Borrower, the Guarantors and the Required Banks;

(b)the Administrative Agent shall have received a Secretary or Assistant Secretary Certificate indicating the Borrower and Guarantors’ authorized signers of this Amendment and the specimen signatures of such signers; and

(c)the Borrower shall have paid the fees as agreed between the Borrower and the Co-Lead Arrangers in the Fee Letter dated September 12, 2011.

Article III
Miscellaneous

3.1.To induce the Administrative Agent, Co-Administrative Agents and the Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, Co-Administrative Agents and the Banks that:  (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and each other Credit Party and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower and each other Credit Party, enforceable against the Borrower and each other Credit Party in accordance with its terms; and (d) no consent, approval, authorization, order, registration or qualification with any Governmental Authority is required for, and the absence of which would materially adversely affect, the legal and valid execution and delivery or performance by the Borrower or any other Credit Party of this Amendment or the performance by the Borrower or any other Credit Party of the Credit Agreement, as amended by this Amendment.

3.2.This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

3.3.Except as specifically provided above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent, the Co-Administrative Agents or any Bank under the Credit Agreement or any Note, nor constitute a waiver or modification of any provision of any of the Credit Agreement or any Note.

3.4.This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

[Signature Pages follow]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

Alliance Data Systems Corporation, as Borrower

By /s/ Charles L. Horn
Name Charles L. Horn
Title Executive Vice President and CFO

ADS Alliance Data Systems, Inc., as a Guarantor

By /s/ Charles L. Horn
Name Charles L. Horn
Title Executive Vice President and CFO

Epsilon Marketing Services, LLC, as a Guarantor

By /s/ Charles L. Horn
Name Charles L. Horn
Title Vice President

Epsilon Data Management, LLC, as a Guarantor

By /s/ Charles L. Horn
Name Charles L. Horn
Title Vice President

Alliance Data Foreign Holdings, Inc., as a Guarantor

By /s/ Charles L. Horn
Name Charles L. Horn
Title Vice President

ADS Foreign Holdings, Inc., as a Guarantor

By /s/ Charles L. Horn
Name Charles L. Horn
Title Vice President

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Comenity LLC, as a Guarantor

By/s/ Leigh Ann K. Epperson
Name Leigh Ann K. Epperson
Title Vice President

Alliance Data FHC, Inc., as a Guarantor

By /s/ Charles L. Horn
Name Charles L. Horn
Title Vice President

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Bank of Montreal, as Administrative Agent and Co-Administrative Agent

By /s/ Mark W. Piekos
Name Mark W. Piekos
Title Managing Director

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Bank of Montreal, individually as a Bank, as Letter of Credit Issuer and as Swing Lender

By /s/ Mark W. Piekos
Name Mark W. Piekos
Title Managing Director

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

SunTrust Bank, individually as a Bank and as Co-Administrative Agent

By /s/ David A. Bennett
Name David A. Bennett
Title Vice President

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Bank of America, N.A.

By /s/ Allison W. Connally
Name Allison W. Connally
Title Senior Vice President

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Barclays Bank PLC

By /s/ Alicia Borys
Name Alicia Borys
Title Vice President

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

JPMorgan Chase Bank, N.A.

By /s/ Tina Ruyter
Name Tina Ruyter
Title Executive Director

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Royal Bank of Canada

By /s/ Scott Umbs
Name Scott Umbs
Title Authorized Signatory

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Wells Fargo Bank, N.A.

By /s/ Marguerite Burtzlaff
Name Marguerite Burtzlaff
Title Director

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Credit Suisse AG, Cayman Islands Branch

By /s/ Ari Bruger
Name Ari Bruger
Title Vice President

By /s/ Rahul Parmar
Name Rahul Parmar
Title Associate

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

The Bank of Nova Scotia

By /s/ David Schwartzbard
Name David Schwartzbard
Title Director

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Scotiabanc Inc.

By /s/ J.F. Todd
Name J.F. Todd
Title Managing Director

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Sumitomo Mitsui Banking Corporation

By /s/ Shuji Yabe
Name Shuji Yabe
Title General Manager

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

CIBC, Inc.

By /s/ Eoin Roche
Name Eoin Roche
Title Executive Director

By /s/ Dominic Sorresso
Name Dominic Sorresso
Title Executive Director

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Mizuho Corporate Bank, Ltd.

By /s/ Bertram H. Tang
Name Bertram H. Tang
Title Authorized Signatory

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

The Royal Bank of Scotland plc

By /s/ Karen Beatty
Name Karen Beatty
Title Vice President

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

The Huntington National Bank

By /s/ Amanda M. Sigg
Name Amanda M. Sigg
Title Vice President

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

KeyBank National Association

By /s/ Matthew A. Lambes
Name Matthew A. Lambes
Title Vice President

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

The Northern Trust Company

By /s/ Morgan A. Lyons
Name Morgan A. Lyons
Title Senior Vice President

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Union Bank, N.A.

By /s/ Katie Cunningham
Name Katie Cunningham
Title Assistant Vice President

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

PNC Bank National Association

By /s/ Thomas E. Redmond
Name Thomas E. Redmond
Title Senior Vice President

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Raymond James Bank FSB

By /s/ Scott G. Axelrod
Name Scott G. Axelrod
Title Vice President

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Manufacturers Bank

By /s/ Sean Walker
Name Sean Walker
Title Vice President

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Modern Bank, N.A.

By /s/ Vera C. McVey
Name Vera C. McVey
Title Chief Credit Officer and
Senior Vice President

[First Amendment to Alliance Data Systems Corporation Credit Agreement]

Macquarie Bank Limited

By /s/ Mark Wong
Name Mark Wong
Title Executive Director

[First Amendment to Alliance Data Systems Corporation Credit Agreement]